Exhibit 10.2

SCHEDULE OF GRANTS MADE UNDER THE FORM OF AMENDED &
RESTATED 2004-2006 PERFORMANCE SHARE AGREEMENT

Name	Title	No. of Shares	Plan Governing Grant
David Goronkin	Chief Executive Officer	13,000	1995 Stock Option and
			Compensation Plan
Diana Purcel	Vice President, Chief Financial
	Officer & Secretary	4,500	1995 Stock Option and
			Compensation Plan
Christopher O’Donnell	Senior Vice President –
	Operations	4,500	1995 Stock Option and
			Compensation Plan

Additional Employees		11,500	1995 Stock Option and
			Compensation Plan

Total		33,500